CERTIFICATE OF ASSISTANT SECRETARY

      The undersigned, Kristi A. Maher, Assistant Secretary of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, a Massachusetts Business Trust, First Trust Senior Floating Rate Income Fund II, a Massachusetts Business Trust, First Trust Energy Income and Growth Fund, a Massachusetts Business Trust, First Trust Enhanced Equity Income Fund, a Massachusetts Business Trust, First Trust/Aberdeen Global Opportunity Income Fund, a Massachusetts Business Trust, First Trust Mortgage Income Fund, a Massachusetts Business Trust, First Trust Exchange-Traded Fund, a Massachusetts Business Trust, First Trust Strategic High Income Fund II, a Massachusetts Business Trust, First Trust/Aberdeen Emerging Opportunity Fund, a Massachusetts Business Trust, First Trust Specialty Finance and Financial Opportunities Fund, a Massachusetts Business Trust, First Trust Exchange-Traded Fund II, a Massachusetts Business Trust, First Trust Exchange-Traded AlphaDEX(R) Fund, a Massachusetts Business Trust, First Trust High Income Long/Short Fund, a Massachusetts Business Trust, First Trust Exchange-Traded AlphaDEX(R) Fund II, a Massachusetts Business Trust, First Trust Series Fund, a Massachusetts Business Trust, First Trust Energy Infrastructure Fund, a Massachusetts Business Trust, First Trust MLP and Energy Income Fund, a Massachusetts Business Trust, First Trust Exchange Traded Fund VI, a Massachusetts Business Trust, First Trust Exchange-Traded Fund IV, a Massachusetts Business Trust, First Trust Variable Insurance Trust, a Massachusetts Business Trust, First Trust Exchange-Traded Fund III, a Massachusetts Business Trust, First Trust Intermediate Duration Preferred & Income Fund, a Massachusetts Business Trust, First Trust Exchange-Traded Fund V, a Massachusetts Business Trust, First Trust Exchange-Traded Fund VII, a Massachusetts Business Trust, First Trust New Opportunities MLP & Energy Fund, a Massachusetts Business Trust, First Trust Dynamic Europe Equity Income Fund, a Massachusetts Business Trust, First Trust Exchange-Traded Fund VIII, a Massachusetts Business Trust and First Trust Senior Floating Rate 2022 Target Term Fund, a Massachusetts Business Trust (individually, the "Company" and collectively, the "Companies"), does hereby certify that:

       1. This certificate is being delivered to the Securities and Exchange Commission (the "SEC") in connection with the filing of the Companies' joint fidelity bond (the "Bond") pursuant to Rule 17g-1 of the Investment Company Act of 1940, as amended, and the SEC is entitled to rely on this certificate for purposes of the filing.

       2. The undersigned is duly elected, qualified and acting Assistant Secretary of each Company, and has custody of the corporate records of each Company and is a proper officer to make this certification.

       3. Attached hereto as Exhibit A is a copy of the form of resolutions of a majority of the Board of Trustees who are not "interested persons" of each Company approving the amount, type, form and coverage of the Bond and the portion of the premium to be paid by each Company.

       4. Attached hereto as Exhibit B is a list of the amount of the single insured bond which each Company would have provided and maintained had it not been named as an insured under the Bond.

       5. Premiums have been paid for the period October 9, 2017 to October 9, 2018.

      IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed this 5th day of October, 2017.


                                         /s/ Kristi A. Maher
                                        ----------------------------
                                        Kristi A. Maher, Assistant Secretary

                                   EXHIBIT A


  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
                   FIRST TRUST ENERGY INCOME AND GROWTH FUND
                    FIRST TRUST ENHANCED EQUITY INCOME FUND
              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                        FIRST TRUST MORTGAGE INCOME FUND
                        FIRST TRUST EXCHANGE-TRADED FUND
                FIRST TRUST STRATEGIC HIGH INCOME FUND II
                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                      FIRST TRUST EXCHANGE-TRADED FUND II
                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                    FIRST TRUST HIGH INCOME LONG/SHORT FUND
                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                            FIRST TRUST SERIES FUND
                     FIRST TRUST ENERGY INFRASTRUCTURE FUND
               FIRST TRUST MLP AND ENERGY INCOME FUND
           FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND
                      FIRST TRUST EXCHANGE-TRADED FUND IV
                      FIRST TRUST EXCHANGE TRADED FUND VI
                      FIRST TRUST VARIABLE INSURANCE TRUST
                      FIRST TRUST EXCHANGE-TRADED FUND III
                       FIRST TRUST EXCHANGE-TRADED FUND V
                      FIRST TRUST EXCHANGE-TRADED FUND VII
             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND
                 FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND
                     FIRST TRUST EXCHANGE-TRADED FUND VIII
             FIRST TRUST SENIOR FLOATING RATE 2022 TARGET TERM FUND


             RESOLUTIONS REGARDING INVESTMENT COMPANY BLANKET BOND

      RESOLVED, that the officers of the First Trust Series Fund, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded AlphaDEX(R) Fund, First Trust Exchange-Traded AlphaDEX(R) Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Senior Floating Rate Income Fund II, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Exchange-Traded Fund IV, First Trust Exchange Traded Fund VI, First Trust Variable Insurance Trust, First Trust Exchange-Traded Fund III, First Trust Intermediate Duration Preferred & Income Fund, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VII, First Trust New Opportunities MLP & Energy Fund, First Trust Dynamic Europe

Equity Income Fund, First Trust Exchange-Traded Fund VIII and First Trust Senior Floating Rate 2022 Target Term Fund (each a "Fund" and collectively the "Funds") be and they hereby are, authorized and directed to make application for and maintain fidelity bond coverage for the Funds, jointly with First Trust Advisors L.P., First Trust Portfolios L.P. and such other First Trust managed funds as they, in their judgment, shall deem advisable and to enter into an agreement with the other parties concerning such coverage as required by Rule 17g-1(f) under the Investment Company Act of 1940 (the "1940 Act"), such agreement being in substantially the form presented to this meeting; and it is

      FURTHER RESOLVED, that fidelity bond coverage insuring the Funds in the amount required by Rule 17g-1 under the 1940 Act, or such greater amounts as officers of the Funds may from time to time determine in accordance with the provisions of Rule 17g-1 under the 1940 Act, is hereby deemed to be reasonable in form and amount as required by and considering all relevant factors as provided in Rule 17g-1 and is hereby approved; and it is

      FURTHER RESOLVED, that each Fund's participation with other management investment companies advised by First Trust Advisors in the purchase and maintenance of fidelity bond coverage with ICI Mutual Insurance Company as required by Rule 17g-1 under the 1940 Act, and the payment by the Funds of that portion of the premium for such coverage as may be allocated to each Fund in accordance with the premium allocation methodology approved by the Trustees at this meeting, is hereby approved; and it is

      FURTHER RESOLVED, that the Secretary or any Assistant Secretary of the Funds is hereby designated the officer to make the filings and give or cause to be given the notices required by Paragraph (g) of Rule 17g-1 under the 1940 Act.

                                   EXHIBIT B

Each Company listed below would have provided and maintained a single insured bond in the following amounts had it not been named as an insured under a joint Fidelity Bond:


FIRST TRUST CLOSED-END FUNDS
    First Trust Senior Floating Rate Income Fund II                                                  $900,000
    First Trust Energy Income and Growth Fund                                                      $1,000,000
    First Trust Enhanced Equity Income Fund                                                          $750,000
    Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund                     $600,000
    First Trust/Aberdeen Global Opportunity Income Fund                                              $600,000
    First Trust Mortgage Income Fund                                                                 $400,000
    First Trust Strategic High Income Fund II                                                        $600,000
    First Trust/Aberdeen Emerging Opportunity Fund                                                   $450,000
    First Trust Specialty Finance and Financial Opportunities Fund                                   $525,000
    First Trust High Income Long/Short Fund                                                          $900,000
    First Trust Energy Infrastructure Fund                                                           $750,000
    First Trust MLP and Energy Income Fund                                                         $1,000,000
    First Trust Intermediate Duration Preferred & Income Fund                                      $1,500,000
    First Trust New Opportunities MLP & Energy Fund                                                  $750,000
    First Trust Dynamic Europe Equity Income Fund                                                    $750,000
    First Trust Senior Floating Rate 2022 Target Term Fund                                           $900,000
---------------------------------------------------------------------------------------------- -------------------
Sub-Total                                                                                         $12,375,000

FIRST TRUST EXCHANGE-TRADED FUND
    First Trust Dow Jones Select MicroCap Index Fund                                                  N/A
    First Trust Morningstar Dividend Leaders Index Fund                                               N/A
    First Trust US Equity Opportunities ETF                                                           N/A
    First Trust NASDAQ-100 Equal Weighted Index Fund                                                  N/A
    First Trust NASDAQ-100-Technology Sector Index Fund                                               N/A
    First Trust NYSE Arca Biotechnology Index Fund                                                    N/A
    First Trust Dow Jones Internet Index Fund                                                         N/A
    First Trust Capital Strength ETF                                                                  N/A
    First Trust Total US Market AlphaDEX(R) ETF                                                       N/A
    First Trust Value Line(R) Dividend Index Fund                                                     N/A
    First Trust NASDAQ-100 Ex-Technology Sector Index Fund                                            N/A
    First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                                       N/A
    First Trust S&P REIT Index Fund                                                                   N/A
    First Trust Water ETF                                                                             N/A
    First Trust Natural Gas ETF                                                                       N/A
    First Trust Chindia ETF                                                                           N/A
    First Trust Value Line(R) 100 Exchange-Traded Fund                                                N/A
    First Trust NASDAQ(R) ABA Community Bank Index Fund                                               N/A
    First Trust Dorsey Wright People's Portfolio ETF                                                  N/A
    First Trust Dow 30 Equal Weight ETF                                                               N/A
---------------------------------------------------------------------------------------------- -------------------
Sub-Total                                                                                          $2,500,000

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
    First Trust Consumer Discretionary AlphaDEX(R) Fund                                               N/A
    First Trust Consumer Staples AlphaDEX(R) Fund                                                     N/A
    First Trust Energy AlphaDEX(R) Fund                                                               N/A
    First Trust Financials AlphaDEX(R) Fund                                                           N/A
    First Trust Health Care AlphaDEX(R) Fund                                                          N/A
    First Trust Industrials/Producer Durables AlphaDEX(R) Fund                                        N/A
    First Trust Materials AlphaDEX(R) Fund                                                            N/A
    First Trust Technology AlphaDEX(R) Fund                                                           N/A
    First Trust Utilities AlphaDEX(R) Fund                                                            N/A
    First Trust Large Cap Core AlphaDEX(R) Fund                                                       N/A
    First Trust Mid Cap Core AlphaDEX(R) Fund                                                         N/A
    First Trust Mid Cap Growth AlphaDEX(R) Fund                                                       N/A
    First Trust Mid Cap Value AlphaDEX(R) Fund                                                        N/A
    First Trust Small Cap Core AlphaDEX(R) Fund                                                       N/A
    First Trust Small Cap Value AlphaDEX(R) Fund                                                      N/A
    First Trust Small Cap Growth AlphaDEX(R) Fund                                                     N/A
    First Trust Large Cap Growth AlphaDEX(R) Fund                                                     N/A
    First Trust Multi Cap Value AlphaDEX(R) Fund                                                      N/A
    First Trust Multi Cap Growth AlphaDEX(R) Fund                                                     N/A
    First Trust Large Cap Value AlphaDEX(R) Fund                                                      N/A
    First Trust Mega Cap AlphaDEX(R) Fund                                                             N/A
---------------------------------------------------------------------------------------------- -------------------
Sub-Total                                                                                          $2,500,000




FIRST TRUST EXCHANGE-TRADED FUND II
    First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                             N/A
    First Trust STOXX(R) European Select Dividend Index Fund                                          N/A
    First Trust Dow Jones Global Select Dividend Index Fund                                           N/A
    First Trust Global Wind Energy ETF                                                                N/A
    First Trust Global Engineering and Construction ETF                                               N/A
    First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                          N/A
    First Trust Indxx Global Natural Resources Income ETF                                             N/A
    First Trust Indxx Global Agriculture ETF                                                          N/A
    First Trust BICK Index Fund                                                                       N/A
    First Trust Cloud Computing ETF                                                                   N/A
    First Trust Nasdaq Smartphone Index Fund                                                          N/A
    First Trust NASDAQ Global Auto Index Fund                                                         N/A
    First Trust International IPO ETF                                                                 N/A
    First Trust Nasdaq Cybersecurity ETF                                                              N/A
---------------------------------------------------------------------------------------------- -------------------
Sub-Total                                                                                          $1,900,000

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
    First Trust Developed Markets ex-US AlphaDEX(R) Fund                                              N/A
    First Trust Emerging Markets AlphaDEX(R) Fund                                                     N/A
    First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund                                                N/A
    First Trust Europe AlphaDEX(R) Fund                                                               N/A
    First Trust Latin America AlphaDEX(R) Fund                                                        N/A
    First Trust Brazil AlphaDEX(R) Fund                                                               N/A
    First Trust China AlphaDEX(R) Fund                                                                N/A
    First Trust Japan AlphaDEX(R) Fund                                                                N/A
    First Trust South Korea AlphaDEX(R) Fund                                                          N/A
    First Trust Germany AlphaDEX(R) Fund                                                              N/A
    First Trust Canada AlphaDEX(R) Fund                                                               N/A
    First Trust Australia AlphaDEX(R) Fund                                                            N/A
    First Trust United Kingdom AlphaDEX(R) Fund                                                       N/A
    First Trust Taiwan AlphaDEX(R) Fund                                                               N/A
    First Trust Hong Kong AlphaDEX(R) Fund                                                            N/A
    First Trust Switzerland AlphaDEX(R) Fund                                                          N/A
    First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                                           N/A
    First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund                                    N/A
    First Trust Eurozone AlphaDEX(R) ETF                                                              N/A
---------------------------------------------------------------------------------------------- -------------------
Sub-Total                                                                                          $1,900,000




FIRST TRUST EXCHANGE-TRADED FUND III
    First Trust Preferred Securities and Income ETF                                                   N/A
    First Trust Managed Municipal ETF                                                                 N/A
    First Trust Long/Short Equity ETF                                                                 N/A
    First Trust Emerging Markets Local Currency Bond ETF                                              N/A
    First Trust Horizon Managed Volatility Domestic ETF                                               N/A
    First Trust Horizon Managed Volatility Developed International ETF                                N/A
    First Trust RiverFront Dynamic Asia Pacific ETF                                                   N/A
    First Trust RiverFront Dynamic Developed International ETF                                        N/A
    First Trust RiverFront Dynamic Europe ETF                                                         N/A
    First Trust RiverFront Dynamic Emerging Markets ETF                                               N/A
    First Trust California Municipal High Income ETF                                                  N/A
    First Trust Institutional Preferred Securities and Income ETF                                     N/A
---------------------------------------------------------------------------------------------- -------------------
Sub-Total                                                                                          $2,300,000

FIRST TRUST EXCHANGE-TRADED FUND IV
    First Trust North American Energy Infrastructure Fund                                             N/A
    First Trust Tactical High Yield ETF                                                               N/A
    First Trust Senior Loan Fund                                                                      N/A
    First Trust Enhanced Short Maturity ETF                                                           N/A
    First Trust Strategic Income ETF                                                                  N/A
    First Trust Low Duration Opportunities ETF                                                        N/A
    First Trust SSI Strategic Convertible Securities ETF                                              N/A
    First Trust Heitman Global Prime Real Estate ETF                                                  N/A
---------------------------------------------------------------------------------------------- -------------------
Sub-Total                                                                                          $2,500,000

FIRST TRUST EXCHANGE-TRADED FUND V
    First Trust Morningstar Managed Futures Strategy Fund                                              N/A
---------------------------------------------------------------------------------------------- -------------------
Sub-Total                                                                                           $200,000

FIRST TRUST EXCHANGE-TRADED FUND VI
    Multi-Asset Diversified Income Index Fund                                                         N/A
    First Trust NASDAQ Technology Dividend Index Fund                                                 N/A
    International Multi-Asset Diversified Income Index Fund                                           N/A
    First Trust High Income ETF                                                                       N/A
    First Trust Low Beta Income ETF                                                                   N/A
    First Trust Rising Dividend Achievers ETF                                                         N/A
    First Trust Dorsey Wright Focus 5 ETF                                                             N/A
    First Trust RBA American Industrial Renaissance(R) ETF                                            N/A
    First Trust RBA Quality Income ETF                                                                N/A
    First Trust Dorsey Wright International Focus 5 ETF                                               N/A
    First Trust Dorsey Wright Dynamic Focus 5 ETF                                                     N/A
    First Trust Nasdaq Bank ETF                                                                       N/A
    First Trust Nasdaq Food & Beverage ETF                                                            N/A
    First Trust Nasdaq Oil & Gas ETF                                                                  N/A
    First Trust Nasdaq Pharmaceuticals ETF                                                            N/A
    First Trust Nasdaq Retail ETF                                                                     N/A
    First Trust Nasdaq Semiconductor ETF                                                              N/A
    First Trust Nasdaq Transportation ETF                                                             N/A
    Developed International Equity Select ETF                                                         N/A
    Emerging Markets Equity Select ETF                                                                N/A
    Large Cap US Equity Select ETF                                                                    N/A
    Mid Cap US Equity Select ETF                                                                      N/A
    Small Cap US Equity Select ETF                                                                    N/A
    US Equity Dividend Select ETF                                                                     N/A
---------------------------------------------------------------------------------------------- -------------------
Sub-Total                                                                                          $2,500,000




FIRST TRUST EXCHANGE-TRADED FUND VII
     First Trust Global Tactical Commodity Strategy Fund                                              N/A
     First Trust Alternative Absolute Return Strategy ETF                                             N/A
---------------------------------------------------------------------------------------------- -------------------
Sub-Total                                                                                           $600,000

FIRST TRUST EXCHANGE-TRADED FUND VIII
     First Trust CEF Income Opportunity ETF                                                           N/A
     First Trust Municipal CEF Income Opportunity ETF                                                 N/A
     First Trust TCW Opportunistic Fixed Income ETF                                                   N/A
     EquityCompass Risk Manager ETF                                                                   N/A
     EquityCompass Tactical Risk Manager ETF                                                          N/A
     First Trust Long/Short Currency Strategy ETF                                                     N/A
---------------------------------------------------------------------------------------------- -------------------
Sub-Total                                                                                           $600,000

FIRST TRUST SERIES FUND
    First Trust Preferred Securities and Income Fund                                                  N/A
    First Trust/Confluence Small Cap Value Fund                                                       N/A
    First Trust Short Duration High Income Fund                                                       N/A
    First Trust AQA(R) Equity Fund                                                                    N/A
---------------------------------------------------------------------------------------------- -------------------
Sub-Total                                                                                           $900,000
FIRST TRUST VARIABLE INSURANCE TRUST
    First Trust/Dow Jones Dividend & Income Allocation Portfolio                                      N/A
    First Trust Multi Income Allocation Portfolio                                                     N/A
    First Trust Dorsey Wright Tactical Core Portfolio                                                 N/A
---------------------------------------------------------------------------------------------- -------------------
Sub-Total                                                                                           $900,000

    GRAND TOTAL                                                                                   $31,675,000